UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2022

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02.                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2022, the Board of Directors (the “Board”) of Exact Sciences Corporation (the “Company”) expanded the size of the Board from 9 to 10 members and elected D. Scott Coward to serve as a Class II member of the Board until the 2023 annual meeting of the shareholders. The Board also appointed Mr. Coward to the Innovation, Technology and Pipeline Committee. Mr. Coward will receive compensation for his service as a director in accordance with the Company’s Non-Employee Director Compensation Policy (the “Director Compensation Policy”). Pursuant to the Director Compensation Policy, in connection with his initial appointment to the Board of Directors, Mr. Coward will receive a stock award valued at $375,000.

Also on December 30, 2022, Mr. Coward retired from his position as Executive Vice President, Chief Legal Officer and Secretary of the Company. The Company’s Senior Vice President, General Counsel, James Herriott, has been appointed to lead the Company’s legal function and to the role of Secretary. In connection with Mr. Coward’s retirement, on December 30, 2022, Mr. Coward entered into a consulting agreement with the Company (the “Consulting Agreement”), pursuant to which Mr. Coward will provide consulting services to the Company for a period of one year. Under the Consulting Agreement, Mr. Coward shall be paid $36,780 per month and remain eligible for any 2022 cash bonus approved by the Company’s Human Capital Committee, provided that Mr. Coward continues as a consultant through the date the Company pays any 2022 bonuses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: December 30, 2022	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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